UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
PLX Technology, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PLX TECHNOLOGY, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2010

To the Stockholders of PLX Technology, Inc.:

We will hold a special meeting of stockholders of PLX Technology, Inc. at 10:00 a.m., Pacific Standard Time, on December 10, 2010, at PLX's principal executive offices, 870 W. Maude Avenue, Sunnyvale, CA  94085, for the following purposes:

1.           to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our authorized common stock from 50 million shares to 200 million shares (the "Proposal"); and

2.           to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The accompanying proxy statement describes the Proposal in more detail.  We encourage you to read the entire document.

Only holders of record of our common stock at the close of business on November 4, 2010, are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

PLX's board of directors recommends that you vote FOR the Proposal, to amend our Restated Certificate of Incorporation to increase the number of shares of our authorized common stock from 50 million shares to 200 million shares.

If a written proxy card is signed by a stockholder and returned without instructions, the shares represented by the proxy will be voted FOR the approval of the Proposal, at the special meeting and any adjournment or postponement of the special meeting.

November 10, 2010	By Order of the Board of Directors,

/s/ Ralph H. Schmitt
Ralph H. Schmitt
President and Chief Executive

Whether or not you expect to attend the special meeting of stockholders in person, we encourage you  to vote as promptly as possible to ensure your representation and the presence of a quorum at the special meeting.  Stockholders of record can vote their shares by using the internet or the telephone.  Instructions for using these convenient services are set forth on the enclosed proxy card.  Stockholders may also vote their shares by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.  If you send in your proxy card and then decide to attend the special meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

870 W. Maude Avenue
Sunnyvale, California 94085

PROXY STATEMENT

INTRODUCTION

                This proxy statement contains information relating to the solicitation by the board of directors of PLX Technology, Inc. of proxies in connection with a special meeting of stockholders to be held on December 10, 2010 at our principal executive offices located at 870 W. Maude Avenue, Sunnyvale, California, at 10 a.m., Pacific Standard Time, and any adjournment or postponement thereof.

This proxy statement and accompanying form of proxy are first being mailed to our stockholders entitled to vote on or about November 10, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 10, 2010.  The proxy statement and form of proxy are available electronically at http://materials.proxyvote.com/693417.

Directions to the meeting location at our headquarters at 870 W. Maude Avenue, Sunnyvale, California, are set forth at www.plxtech.com.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time, Place, Purpose

This proxy statement is furnished in connection with the solicitation of proxies from holders of our common stock by our board of directors for use at the special meeting to be held on December 10, 2010, at 10:00 a.m., Pacific Standard Time, at our executive offices at 870 W. Maude Avenue, Sunnyvale, California.

Purpose of the special meeting:  At the special meeting, we are asking our stockholders to approve a single proposal (the “Proposal”) to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our authorized common stock from 50 million shares to 200 million shares.

To ensure that your shares are represented at the meeting, please timely vote your shares in accordance with the procedures described below and in the proxy card or broker voting instruction form that you receive.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) delivering to PLX (to the attention of Arthur Whipple, our secretary) a written notice of revocation or a duly executed proxy bearing a later date, (ii) submitting new voting instructions via the Internet, (iii) calling the specifically designated telephone number and changing the vote, or (iv) attending the special meeting and voting in person. Attendance at the special meeting in and of itself does not revoke a prior proxy.

Solicitation of Proxies

PLX will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the proxy statement and accompanying proxy materials.  In addition, PLX will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by certain of the PLX’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile, or telegram.

The close of business on November 4, 2010, has been fixed as the record date for determining the holders of shares of common stock of PLX entitled to notice of and to vote at the special meeting.  As of the close of business on the record date, PLX had approximately 44,503,103 shares of common stock outstanding and entitled to vote at the special meeting.  Each outstanding share of common stock on the record date is entitled to one vote on all matters.

Vote Required

A majority of the outstanding shares of common stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the special meeting.

The affirmative vote of a majority of the outstanding shares of PLX common stock entitled to vote is required to approve the Proposal.

Under the General Corporation Law of the State of Delaware, an abstaining vote is counted as present and is, therefore, included for purposes of determining whether a quorum of shares is present at a meeting.  However, abstentions will have the same effect as negative votes against the Proposal because the affirmative vote of a majority of the outstanding common shares entitled to vote is required to approve the Proposal.

A broker “non-vote” occurs when a broker submits a proxy card and votes on one or more matters with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular “non-routine” matter because the broker has not received voting instructions from the beneficial holder.  The Proposal is considered a “routine” matter on which brokers holding stock in a fiduciary capacity may vote without instructions from the beneficial holder.  However, since there is only one proposal, it is not anticipated that there could be “broker non-votes” at the special meeting.

Brokers and other record holders may also decide not to return a signed proxy card or vote in person on the Proposal.  Shares that are not voted will have the same effect as negative votes against the Proposal because the affirmative vote of a majority of the outstanding common shares entitled to vote is required to approve the Proposal.

All shares of common stock represented by valid proxies will be voted in accordance with the instructions contained therein.  In the absence of instructions, signed proxies from holders of common stock will be voted FOR the Proposal.

Voting Procedures

Shares of common stock cannot be voted until either a signed proxy card is returned, voting instructions are submitted by using the Internet or by calling a specifically designated telephone number.  Any stockholder may change a vote prior to the special meeting by revoking a previously returned proxy or by (i) submitting a proxy bearing a later date, (ii) submitting new voting instructions via the Internet or (iii) calling the specifically designated telephone number and changing the vote.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been recorded properly. PLX believes the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

An automated system administered by Broadridge Financial Solutions, Inc. will tabulate votes cast by proxy at the special meeting, and a representative of PLX will tabulate votes cast in person at the special meeting.

Electronic Access to Proxy Materials, Annual Report and Voting Electronically Via the Internet

The proxy statement and form of proxy are available electronically at http://materials.proxyvote.com/693417.

Stockholders who elected to receive our proxy statements over the Internet will be receiving an e-mail on or about November 10, 2010, with information on how to access stockholder information and instructions for voting over the Internet.  Stockholders of record may vote via the Internet until 11:59 p.m. Eastern Standard Time, December 9, 2010.

If a stockholder’s shares are registered in the name of a brokerage firm and the stockholder has not elected to receive our proxy statements over the Internet, the stockholder may still be eligible to vote shares electronically over the Internet.  Many brokerage firms participate in the Broadridge online program, which provides eligible stockholders who receive a paper copy of the proxy statement and other proxy materials the opportunity to vote via the Internet.  If a stockholder’s brokerage firm is participating in Broadridge’s program, a form from the broker will provide voting instructions.

Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies.  Stockholders of record wishing to receive future stockholder materials electronically, can elect this option by following the instructions provided when voting over the Internet at www.ProxyVote.com.

Upon electing to view future proxy statements and annual reports over the Internet, stockholders will receive an e-mail notification next year with instructions containing the Internet address of those materials. The choice to view future proxy statements and annual reports over the Internet will remain in effect until the stockholder contacts their broker or PLX to rescind the instructions.  Internet access does not have to be elected each year.

Stockholders who elected to receive this proxy statement electronically over the Internet and who would now like to receive a paper copy of this proxy statement so that they may submit a paper proxy in lieu of an electronic proxy, should contact either their broker or PLX via the information provided in the next paragraph.

Householding of Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household.  PLX will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s investor relations department at (408) 774-9060 or at 870 W. Maude Avenue, Sunnyvale, California 94085 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of these documents for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or PLX investor relations department to request mailing of a single copy of the proxy statement and annual report.

Other Matters and Discretionary Authority

We know of no matters that are to be brought before the special meeting other than the Proposal set forth in the accompanying notice of special meeting and described in the this Proxy Statement.  If any other matters properly come before the special meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the special meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

THE PROPOSAL:

To amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our authorized common stock from 50 million shares to 200 million shares

Recommendation of the Board of Directors

Our Board of Directors has unanimously approved the Proposal (subject to approval by our stockholders), and recommends that our stockholders vote "FOR" the approval of the Proposal.

Form of Amendment

The amendment described in the Proposal would amend Article IV of our Amended and Restated Certificate of Incorporation (as amended), and is set forth in full in a Certificate of Amendment attached to this Proxy Statement as Appendix A.  If the Proposal is approved by our stockholders, we intend to file the Certificate of Amendment as soon as practicable after the special meeting.  The Certificate of Amendment will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware.  The Board of Directors would thereafter be free to issue authorized and unissued Common Stock without further action on the part of the stockholders.

The number of shares of Preferred Stock currently authorized will remain unchanged at 5,000,000 shares.  There are no shares of Preferred Stock outstanding.

Reasons for the Proposal

We believe the 50 million shares of common stock currently authorized are not sufficient for our corporate purposes for reasons explained below.  We are proposing that the authorized number of shares of common stock be increased to 200 million to enable us to pursue opportunities that further our corporate purposes in the future without the potential delay and expense of seeking stockholder approval of additional share issuances at that future time.  These opportunities and purposes could include:

•	the issuance of shares in connection with possible future acquisitions of other business entities,
•	raising additional capital by means of a primary offering of common stock or issuance of securities convertible into or exchangeable for common stock,
•	issuing additional shares pursuant to existing or future equity compensation plans or arrangements, or
•	other corporate purposes that may be identified in the future.

Our Amended and Restated Certificate of Incorporation filed in 1999 in connection with our initial public offering that year authorized 30 million shares of common stock.  Our stockholders approved a certificate of amendment in 2004 to set the authorized number of shares of common stock at the current limit of 50 million.

As of the November 4, 2010, record date, there were:

•	44,503,103 shares of common stock issued and outstanding,
•	4,176,733 shares reserved for issuance under equity awards previously granted under our stockholder approved 2008 Equity Incentive Plan, and
•	925,912 shares reserved for future equity awards under that plan.

Based on the foregoing, there are less than 400,000 authorized but unissued shares of common stock available for use outside our 2008 Equity Incentive Plan.

In the past two years, we completed two significant business acquisitions in which we issued shares of our common stock as part of the acquisition consideration.  In January 2009, we completed the acquisition of Oxford Semiconductor, Inc., pursuant to which we issued 5,600,000 shares of our common stock and a promissory note as acquisition consideration at the time of the closing.  Following requisite stockholder approval at a special meeting in 2009 for the issuance of shares above 20% of the pre-transaction outstanding shares under the NASDAQ listing rules, we issued an additional 3,400,000 shares of our common stock in satisfaction and cancellation of the promissory note, for a total of 9,000,000 shares issued in that acquisition.

As of October 1, 2010, we completed our acquisition of Teranetics, Inc. in which we issued 7,399,980 shares of our common stock in addition to various cash payments described in our Form 8-K filed on October 4, 2010.

In each acquisition, we sold our shares on a private placement basis exempt from the registration requirements of federal securities laws, and we agreed to file “resale registration statements” on Forms S-3 to enable the former stockholders of the target companies to resell our shares issued to them to the public pursuant to the registration statements.

We are not engaged in active negotiations or subject to a binding or non-binding document to acquire another business entity at the date of this proxy statement that contemplates the issuance of additional shares of our common stock for which we are seeking stockholder approval under the Proposal.  However, it is reasonably possible that our Board of Directors will in the future determine that it is advisable for us to acquire other business entities and to use our common shares to fund all or part of the acquisition consideration.  Also, we from time to time evaluate potential acquisitions of other businesses and could pursue opportunities prior to the date of the special meeting that may entail payment of consideration not involving common shares covered by the Proposal.

We filed with the SEC in April 2010 a “shelf” registration statement on Form S-3 for a possible primary offering of Common Stock for up to $75,000,000 in proceeds, which registration statement is currently effective and could cover approximately 21 million shares of Common Stock based upon recent closing prices per share of our common stock, if market conditions allow the shelf registration to be fully utilized in the future and our Board of Directors chooses to so utilize it.  However, at the date of this proxy statement, we do not have any definitive plan or underwriting arrangement for the issuance of shares under the shelf registration statement.  Nevertheless, we would need additional shares of authorized common stock if and when we determined it is feasible to proceed with a common stock offering to raise a significant amount of capital.

Therefore, based on our recent history of transactions or possible plans summarized above, it is reasonably possible that our Board of Directors would consider it advisable to issue additional common shares in the future.  We are therefore asking our stockholders to approve the Proposal to facilitate future transactions and corporate purposes of the type summarized above.

Potential Dilution and Potential Anti-Takeover Effects

If our stockholders approve the Proposal, and if our Board of Directors approves the issuance of new shares in the future, the newly issued shares could have a dilutive effect on the voting power and percentage stock ownership of our then existing stockholders and on our earnings per share and book value per share, depending upon the future circumstances of such issuance.  The additional authorized shares of common stock, if issued, would have the same rights and privileges as our common shares currently issued.  Our stockholders do not have pre-emptive rights to acquire any common stock if our Board of Directors determines to issue additional shares of common stock.  Under Delaware law, our Board of Directors may issue unissued and unreserved shares up to the number of shares authorized in the amended certificate of incorporation, without any further approval of our stockholders.  The NASDAQ listing rules require stockholder approval for stock issuances only in certain circumstances that may or may not apply to future issuance of our common shares if the Proposal is approved.

As of the date of this proxy statement, our company is not aware of any proposal or effort by any person or group to seek or obtain control of our company.  The Proposal is also not being made with the current intention that the additional shares serve as a basis for defensive measures against a person or group seeking control of our company.  However, our Board of Directors is not precluded from considering corporate defensive measures in light of future circumstances, and the additional shares available under the Proposal, if approved by our stockholders, could facilitate the adoption of corporate defensive measures that would deter a non-negotiated attempt to gain control of our company.

It is possible that the availability of additional authorized but unissued shares of common stock could render more difficult or discourage a non-negotiated attempt to gain control of our company and potentially limit the opportunity of our stockholders to dispose of their shares at a premium in such a transaction.  For example, additional shares of common stock could be issued and sold to purchasers who oppose a takeover bid that our Board of Directors believes is not in the best interests of our company and our stockholders.  Similarly, additional shares of common stock could be issued under one or more forms of “rights agreements” to increase the aggregate number of outstanding shares of common stock in a manner that would dilute the aggregate voting power or percentage ownership of parties attempting to obtain control of our company.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of October 18, 2010 for (i) each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the officers appearing in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o PLX Technology, Inc., 870 W. Maude Avenue, Sunnyvale, CA 94085.

	Shares Beneficially Owned (1)
Beneficial Owner	Number	Percent (2)
5% or Greater Stockholders:

VantagePoint Venture Partners	3,807,640 (3)	8.6%
1001 Bayhill Drive Suite 300
San Bruno, CA 94066

Simon J. Michael	3,696,275 (4)	8.3%
2778 Green Street
San Francisco, CA 94123

Neil Gagnon	3,103,551 (5)	7.0%
1370 Avenue of the Americas, Suite 2400
New York, NY 10019

Directors and Named Executive Officers:

D. James Guzy	2,196,259 (6)	4.9%
Michael J. Salameh	393,133(7)	*
Ralph Schmitt	265,943 (8)	*
Lawrence Chisvin	101,799 (9)	*
David Raun	76,901 (10)	*
Arthur O. Whipple	57,059 (11)	*

Gene Schaeffer	47,291 (12)	*
Robert H. Smith	45,000 (13)	*
Thomas Riordan	40,000 (14)	*
John H. Hart	15,000 (15)	*
Patrick Verderico	10,000(16)	*

All directors and executive officers as a group
(15 persons):	3,559,924 (17)	8.0%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares. The share amounts for executive officers in the table above include shares allocated to the accounts of such executive officers in the Company’s employee stock ownership plan (“ESOP”). Each ESOP participant has the right to direct the ESOP trustee to vote the shares allocated to his or her account on all matters on which holders of common stock are voting and, consequently, as to shares allocated to the account of an executive officer in the ESOP, the executive officer may be deemed the beneficial owner of such shares.

(2)	Based upon 44,503,061shares of common stock issued and outstanding on October 18, 2010.

(3)
Based on a Schedule 13G/A filed with the SEC on February 12, 2010. Includes 326,121 shares reported as beneficially owned by VantagePoint Venture Partners IV, L.P.; 11,857 shares reported as beneficially owned by VantagePoint Venture Partners IV Principals Fund, L.P.; 3,301,699 shares reported as beneficially owned by VantagePoint Venture Partners IV (Q), L.P.; 18,228 shares reported as beneficially owned by VantagePoint Venture Partners III, L.P. and 149,735 shares reported as beneficially owned by VantagePoint Venture Partners III (Q), L.P. Messrs. James Marver and Alan Salzman, as the Managing Members of the VantagePoint Venture Associates III, L.L.C. and VantagePoint Venture Associates IV, L.L.C., the General Partners of the foregoing funds, hold shared voting and dispositive power with respect to all of the 3,807,640 shares.

(4)
Based on a Schedule 13G/A filed with the SEC on February 10, 2010. Mr. Michael reported sole voting and dispositive power over 410,000 shares and shared voting and dispositive power over 3,286,275 shares; Balch Hill Capital, LLC reported shared voting and dispositive power over 3,286,275 shares; and Balch Hill Partners, L.P. reported shared voting and dispositive power over 3,183,275 shares.

(5)
Based on a Schedule 13G/A filed with the SEC on February 16, 2010. Mr. Gagnon reported sole voting and dispositive power over 1,154,877 shares, shared voting power over 1,887,160 shares and shared dispositive power over 1,948,674 shares. Mr. Gagnon also reported shared voting and dispositive power with Gagnon Securities LLC over 1,477,677 shares, as the managing member and principal owner of Gagnon Securities LLC, and shared dispositive but not voting power with certain other individuals.

(6)
Based on a Schedule 13D filed with the SEC on March 16, 2010. Includes the right to purchase 2,181,259 shares that are currently held by Mr. Mark Guzy, within 60 days of October 18, 2010, which purchase right is held by Mr. D. James Guzy, Sr., Mrs. Marcia Guzy, his wife, and Arbor Company, of which each of Mr. and Mrs. Guzy are general partners. Also includes 15,000 shares subject to options exercisable within 60 days of October 18, 2010.

(7)	Includes 10,000 shares subject to options exercisable within 60 days of October 18, 2010 and 8,400 shares held by Mr. Salameh’s minor children.

(8)
Includes 250,000 shares subject to options exercisable within 60 days of October 18, 2010 and 943 shares allocated to this person’s account in the ESOP, as to which this person has the right to direct the vote.

(9)
Includes 95,856 shares subject to options exercisable within 60 days of October 18, 2010 and 943 shares allocated to this person’s account in the ESOP, as to which this person has the right to direct the vote.

(10)
Includes 51,458,shares subject to options exercisable within 60 days of October 18, 2010 and 943 shares allocated to this person’s account in the ESOP, as to which this person has the right to direct the vote.

(11)
Includes 32,916 shares subject to options exercisable within 60 days of October 18, 2010 and 943 shares allocated to this person’s account in the ESOP, as to which this person has the right to direct the vote.

(12)	Includes 47,291 shares subject to options exercisable within 60 days of October 18, 2010.

(13)	Includes 25,000 shares subject to options exercisable within 60 days of October 18, 2010.

(14)	Includes 40,000 shares subject to options exercisable within 60 days of October 18, 2010.

(15)	Includes 15,000 shares subject to options exercisable within 60 days of October 18, 2010.

(16)	Includes 10,000 shares subject to options exercisable within 60 days of October 18, 2010.

(17)	Includes 858,746 shares subject to options exercisable within 60 days of October 18, 2010 and includes 6,601 shares allocated to the accounts of the executive officers in the ESOP.

(*)	Less than 1%.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company.  To be timely for the 2011 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between February 11, 2011 and March 13, 2011.  A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company’s 2011 annual meeting of stockholders must be received by the Company not later than December 28, 2010 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Investor Relations, PLX Technology, Inc., 870 W. Maude Avenue, Sunnyvale, California 94085, telephone number (408) 774-9060.  You may also access these filings at our web site under the investor relations link at http://www.plxtechnology.com/investors.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLX TECHNOLOGY, INC.

PLX Technology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:                           The name of the Corporation is PLX Technology, Inc.

SECOND:                           The first paragraph of ARTICLE IV of the Amended and Restated Certificate of Incorporation, as amended, is amended to read in its entirety as follows:

ARTICLE IV

“The Corporation is authorized to issue two classes of shares designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of all classes of stock which the Corporation has authority to issue is 205,000,000, consisting of 200,000,000 shares of Common Stock, par value of $0.001 per share, and 5,000,000 shares of Preferred Stock, par value of $0.001 per share.”

THIRD:                           The foregoing amendment to the Amended and Restated Certificate of Incorporation, as amended, was approved by a majority of the outstanding stock then entitled to vote thereon at a special meeting of stockholders held in accordance with the provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware (the “DGCL”), and such amendment was duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, PLX Technology, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer this ____ day of _________, 2010.

PLX TECHNOLOGY, INC.

By:	_____________________________
Arthur O. Whipple
Chief Financial Officer and Secretary

A-1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 9, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PLX TECHNOLOGY, INC.
ARTHUR WHIPPLE	ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
870 W. MAUDE AVENUE	COMMUNICATIONS
SUNNYVALE, CA 94085
If you would like to reduce the costs incurred by PLX Technology, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 9, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY ATTENDING THE MEETING
The special meeting will be held at the headquarters of PLX Technology, Inc., at 870 W. Maude Avenue, Sunnyvale, California 94085. Directions to the headquarters can be found at www.plxtech.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLX TECHNOLOGY, INC.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies, or the ESOP Trustees, as applicable, will have authority to vote FOR the Proposal.

The Board of Directors recommends that you vote FOR the following proposal (the "Proposal"):				For	Against	Abstain

1.				To amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our authorized common stock from 50 million shares to 200 million shares. ☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign this proxy exactly as name(s) appear(s) hereon. When signing as attorney, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

 PLX TECHNOLOGY, INC.
870 W. Maude Avenue Sunnyvale, CA 94085
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING ON DECEMBER 10, 2010

Ralph H. Schmitt  and Arthur O. Whipple, acting together or individually, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of PLX Technology, Inc. (the "Company"), to be held at 10:00 am, Pacific Standard Time, on Friday, December 10, 2010 at the Comapany's headquarters, 870 W. Maude Avenue, Sunnyvale, California 94085, and any adjournment or postponement thereof.

PLX Technology, Inc. Employee Stock Purchase Plan Voting Instructions
When casting your vote, you are directing the trustee of the PLX Technology, Inc. Employees Stock Purchase Plan to vote PLX Technology, Inc. shares credited to your account under the plan as of the Record Date set forth in the accompanying proxy statement in accordance with your instructions. To allow sufficient time for the trustee to vote, your voting instructions must be received no later than 11:59 p.m. Eastern time on December 8, 2010. If the trustee does not receive your instructions by that date, the trustee will vote the shares in the same proportion of votes that the trustee receives from other plan participants who did vote.

Address Changes/Comments:

(If you noted Address Change/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)	SEE REVERSE SIDE